Business acquisition	12 Months Ended
Dec. 31, 2024
Business acquisition.
Business acquisition

4. Business acquisition

Acquisition of travel agencies

Before 2020, the Group made several acquisitions in offline travel agencies. These business acquisitions were accounted for using purchase accounting and goodwill of RMB232,007 was recognized accordingly, which was fully impaired as of December 31, 2023 (see Note 2(q)). The fair value of the contingent cash consideration, based on the achievement of profit target in the future, was estimated using a probability-weighted scenario analysis method. During the years ended December 31, 2022, 2023 and 2024, no contingent consideration was paid and the Group remeasured the contingent consideration liability to fair value based on the reassessment of achievement of profit target and recorded the following adjustments to reduce the contingent liability by RMB3,053, nil and RMB500, respectively. During the year ended December 31, 2024, upon the disposal of certain subsidiaries engaged in Japan tour business as disclosed below, the Group net settled the remaining unpaid contingent consideration with the amount of RMB3,600. As of December 31, 2024, there was no contingent consideration balance in connection with the acquisitions made in prior years.

Disposal of travel agencies

During the year ended December 31, 2022, the Group disposed the controlling interests in certain subsidiaries engaging in travel agency business, which were acquired by the Group before 2020, and only retained non-controlling interests in these former subsidiaries after the disposals.

There is only one reporting unit in the Group so the Group attributed portions of the reporting unit’s goodwill to these disposed entities in determining the gain or loss on the disposal of the business, based on the relative fair values of these disposed entities compared with the fair value of the Group. As the disposed entities are not individually material to the Group’s consolidated financial statements, the disposal activities are presented in aggregate as follows:

Amount
Total consideration	17,264
Recognition of:
Long-term investment - fair value of retained non-controlling interests	9,655
Derecognition of:
Net liabilities (including cash disposed of RMB23,519)	29,482
Intangible assets	(16,027)
Deferred tax liability	3,899
Noncontrolling interests	24,061
Waiver of the contingent consideration yet to be paid	1,861
Goodwill attributable to the disposed entities	(5,244)
Total disposal gain	64,951

During the year ended December 31, 2024, the Group disposed 100% equity interests in certain subsidiaries engaged in Japan tour business, which were acquired by the Group before 2020, and the disposal activities are presented in aggregate as follows:

Amount
Total consideration (net-off of unpaid contingent consideration of RMB3,600)	13,507
Derecognition of:
Net liabilities (including cash disposed of RMB12,624)	10,903
Intangible assets	(389)
Deferred tax liability	97
Total disposal gain	24,118

As a result of above disposals, the Group recognized a disposal gain of RMB64,951, nil and RMB24,118 for the years ended December 31, 2022, 2023 and 2024, respectively.

4. Business acquisition – continued

Disposal of travel agencies – continued

During the years of December 31, 2022, 2023 and 2024, out of the disposal considerations, the Group received proceeds of RMB7,454, RMB3,243 and RMB5,475, respectively. As of December 31, 2024, the unpaid disposal considerations were RMB13,131 which are expected to receive in 5 years.

The business size of disposed former subsidiaries were not material to the Group and the Group continues to operate its travel agency business, hence the disposals were not considered as a strategic shift for the Group’s business operations nor discontinued operations.

Refer to Note 6 for accounting for the retained noncontrolling investments in these former subsidiaries disposed in 2022.